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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of Earliest Event Reported):     May 6, 2005 (May 2, 2005)


                                    033-75706
                            (Commission File Number)


                             BPC HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                                       35-1814673
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                      Identification Number)


                           BERRY PLASTICS CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                                       35-1813706
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                      Identification Number)


           101 Oakley Street                                      47710
          Evansville, Indiana                                  (Zip Code)
(Address of principal executive offices)


                                 (812) 424-2904
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On May 2, 2005 Berry Plastics Corporation (the "Registrant") received the resignation of Gregory J. Landis as Co-President - Containers Branded Products, effective May 31, 2005. Mr. Landis has agreed to remain with the Registrant as a member of the Board of Directors of the Registrant and BPC Holding Corporation and will serve in a consulting role for the Registrant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: May 6, 2005

                                            BPC Holding Corporation
                                            BERRY PLASTICS CORPORATION


                                            By:  /s/ James M. Kratochvil
                                                 -----------------------------
                                                 James M. Kratochvil
                                                 Executive Vice President, Chief
                                                 Financial Officer, Treasurer
                                                 and Secretary of the entities
                                                 listed above